UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2005

HANGER ORTHOPEDIC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10670	84-0904275
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

Two Bethesda Metro Center, Suite 1200, Bethesda, MD	20814
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (301) 986-0701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    (a)        Departure of Director. Not applicable.

    (b)        Departure of Director. On June 20, 2005, Mr. Raymond C. Larkin, Jr. notified the Registrant that he will resign his position as a member of the Registrant’s board of directors, effective July 1, 2005.

    (c)        Appointment of New Officer. Not applicable.

    (d)        Election of New Director. Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.

/s/ Ivan R. Sabel
Date: June 24, 2005	Ivan R. Sabel
Chairman of the Board and Chief Executive Officer

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